Exhibit 10.3.7

AMENDMENT NUMBER SEVEN
TO THE
FIRSTBANK PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN

WHEREAS, FirstBank has changed its name to AccessBank; and

WHEREAS, Section 1.3.1(b] of the FirstBank Profit Sharing and Employee Stock Ownership Plan (the “Plan”) provides that the Company may amend the Plan.

NOW THEREFORE, the Company hereby amends the Plan by the adoption of following amendments:

1.                   The name of the Plan is amended to read the “AccessBank Profit-Sharing and Employee Stock Ownership Plan,” effective June 1, 2004.

2.                   Any inconsistent provisions of the Plan shall be read consistent with this amendment.

IN WITNESS WHEREOF, the undersigned officers being duly authorized by the Board of Directors of AccessBank and Access Anytime Bancorp, Inc., hereby approve and adopt this Amendment as of the date first set forth below.

ACCESSBANK
By:	/s/ Don K. Padgett
Title:	President
Date:	06-25-04

ACCESS ANYTIME BANCORP, INC.
BY:	/s/ N.R. Corzine
Title:	Chairman
Date:	06-25-04